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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      September 8, 1998 (September 8, 1998)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



      TENNESSEE                       1-10160                    62-0859007
------------------------            ------------             -------------------
(State of incorporation)            (Commission                (IRS Employer
                                    File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------

                                 Not Applicable
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

      On September 8, 1998, Union Planters Corporation (the Corporation or UPC) announced it had entered into an agreement to acquire 51 branches of First Chicago NBD Corporation in Indiana with approximately $1.8 billion in deposits (the Purchase). Consummation of the Purchase is subject to regulatory approval. A copy of the joint press release announcing the Purchase is attached as Exhibit 99.1.

      On September 8, 1998, UPC provided analysts and certain other investors with certain financial and other information relating to the Purchase and UPC's recently completed and other pending acquisitions presented (the Presentation Materials). The News Release and certain of the Presentation Materials contain, among other things, certain forward-looking statements regarding UPC, the Purchase, and UPC's recently completed and other pending acquisitions, including pro forma balance sheet information and certain capital ratios. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the pro forma information to differ materially from the anticipated results or expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (i) expected cost savings from the Purchase and UPC's recently completed and other pending acquisitions may not be fully realized or realized within the expected time frame; (ii) revenues following the Purchase and UPC's recently completed and other pending acquisitions may be lower than expected, or deposit attrition, operating costs, or customer loss and business disruption following the Purchase and UPC's recently completed and other pending acquisitions may be greater than expected; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) costs or difficulties related to the integration of the business of UPC, the Purchase, and UPC's recently completed and other pending acquisitions may be greater than expected; (v) changes in the interest rate environment may reduce margins; (vi) regions in which UPC does business may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the


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businesses in which UPC is engaged; and (viii) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in UPC's current and subsequent filings with the Securities and Exchange Commission.

      A copy of the visual portion of the Presentation Materials is being filed as Exhibit 99.2 to this report, substantially in the form presented at the Conference Call, and such materials are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           C.   Exhibits

                99.1       Joint Press Release of Union Planters Corporation,
                           First Chicago NBD Corporation, and BANC ONE
                           CORPORATION dated September 8, 1998, announcing the sale of 51 branches of First Chicago NBD in Indiana to Union Planters Corporation

                99.2       The Presentation Materials



















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











                                             Union Planters Corporation
                                        --------------------------------------
                                                      Registrant



Date:    September 8, 1998                       /s/ M. Kirk Walters
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                                                  M. Kirk Walters
                                         Senior Vice President, Treasurer,
                                            and Chief Accounting Officer


















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